 Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: + 1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedure

Bayview Asset Selector VII, LLC BOF URSA VII, LLC 4425 Ponce de Leon Blvd, 4th Floor Coral Gables, FL 33146	29 March 2023

Re:	BOF URSA VII Funding Trust I (the “Issuing Entity”)
Asset-Backed Notes (the “Notes”)
Sample Automobile Loan Contract Agreed-Upon Procedure

We have performed the procedure enumerated in Attachment A, which was agreed to and acknowledged as appropriate by Bayview Asset Selector VII, LLC (the “Sponsor”), BOF URSA VII, LLC (the “Depositor”) and Morgan Stanley & Co. LLC (“Morgan Stanley,” together with the Sponsor and Depositor, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment sale contracts and lease-to-loan contracts that are secured by a new or used automobile, sport utility vehicle, crossover, van, truck or other motor vehicle (the “Automobile Loan Contracts”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedure performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedure performed is appropriate for their purposes. The appropriateness of this procedure is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedure. Consequently, we make no representation regarding the appropriateness of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Morgan Stanley, on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “Rushmore -0131_OF6&7.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that Morgan Stanley, on behalf of the Depositor, indicated contains information as of 31 January 2023 (the “Preliminary Cut-off Date”) relating to certain motor vehicle retail installment sale contracts and lease-to-loan contracts that are secured by a new or used automobile, sport utility vehicle, crossover, van, truck or other motor vehicle (the “Preliminary Automobile Loan Contracts”) that are expected to be representative of the Automobile Loan Contracts,

b.	Imaged copies of:
i.	The retail installment sale(s) contract, retail installment contract and security agreement or motor vehicle retail installment contract, amendment or other related documents (collectively and as applicable, the “Contract”),
ii.	The promissory note and security agreement (the “Note”),
iii.	Certain printed screen shots from the corresponding servicing systems (the “Servicing System Screen Shots”) and
iv.	Certain printed screen shots from the corresponding loan origination systems (the “Origination System Screen Shots,” together with the Contract, Note and Servicing System Screen Shots, the “Source Documents”)

that Morgan Stanley, on behalf of the Depositor, indicated relate to each Sample Automobile Loan Contract (as defined in herein),

c.	A servicing and origination system extraction file labeled “Rushmore 2 - Random Auto Loan Sample (125).xlsx” and the corresponding record layout and decode information, as applicable (the “Supplemental Sample Query,” together with the Source Documents, the “Sources”), that Morgan Stanley, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-off Date relating to the Sample Automobile Loan Contracts,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedure described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

For the purpose of the procedure described in this report, Morgan Stanley, on behalf of the Depositor, provided us with a schedule (the “Sample Selection Schedule”) that Morgan Stanley, on behalf of the Depositor, indicated contains a list of 125 Preliminary Automobile Loan Contracts (the “Sample Automobile Loan Contracts”). Morgan Stanley, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Automobile Loan Contracts or the methodology they used to select the Sample Automobile Loan Contracts from the Preliminary Data File.

For the purpose of the procedure described in this report, the 125 Sample Automobile Loan Contracts are referred to as Sample Automobile Loan Contract Numbers 2001 through 2125.

The procedure included in Attachment A is limited to comparing certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Sources, Sample Characteristics, Sample Selection Schedule and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than that listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources, Sample Selection Schedule or any other information provided to us, or that we were instructed to obtain, as applicable, by Morgan Stanley, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Automobile Loan Contracts or Automobile Loan Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Morgan Stanley, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedure described in this report was not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Automobile Loan Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Automobile Loan Contracts,
iii.	Whether the originator(s) of the Automobile Loan Contracts complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Automobile Loan Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

29 March 2023

Attachment A

Procedure performed and our associated findings

1.	For each Sample Automobile Loan Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Sources, subject to the instructions, assumptions and methodologies provided by Morgan Stanley, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

The Source(s) that we were instructed by Morgan Stanley, on behalf of the Depositor, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Unless otherwise indicated in the notes to Exhibit 1 to Attachment A, where more than one Source is listed for a Sample Characteristic, Morgan Stanley, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File for such Sample Characteristic agreed with the corresponding information on at least one of the Source listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exists between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A.

Exhibit 1 to Attachment A

Sample Characteristics and Source(s)

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Loan account number	LoanID	Servicing System Screen Shots	i.
Vehicle identification number	VIN	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots
Origination date	AppDate	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	ii.
Monthly P&I payment	MthlyPmtAmt	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	iii.
Original amount financed	OrigPrincipalBal	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	iii.
First payment date	FirstPmtDate	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	ii.
Original term to maturity	OrigTerm	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	iv.
Current APR	OrigRate	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots
Vehicle type (new/used)	VehicleCondition	Contract or Note
Vehicle year	VehicleYear	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots
Vehicle make	VehicleMake	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	v.
Vehicle model	VehicleModel	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	v.
State/U.S. territory	BorrowerState	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Adjusted vehicle value	VehicleValue	Origination System Screen Shots	vi.
Maturity date	MatureDate	Contract, Note, Supplemental Sample Query or Servicing System Screen Shots	ii.
FICO score	OrigCustScore	Origination System Screen Shots
Original loan-to-value ratio	LTV	Servicing System Screen Shots or Supplemental Sample Query
Remaining term to maturity	RemainingTerm_Field	Servicing System Screen Shots or Supplemental Sample Query	iv.
Payment to income ratio	PTI	Servicing System Screen Shots or Supplemental Sample Query

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- one month.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iv.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- 1.

v.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

vi.	For the purpose of comparing the adjusted vehicle value Sample Characteristic for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- 10% or less, calculated as a percentage of the value shown in the Source.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Morgan Stanley, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Automobile Loan Contract Number	Sample Characteristic	Preliminary Data File Value	Source Value

2009	Remaining term to maturity	14	9

2018	Vehicle type (new/used)	Used	New

2022	Remaining term to maturity	10	8

2028	Remaining term to maturity	22	20

2032	Remaining term to maturity	13	4

2036	Remaining term to maturity	27	7

2040	Remaining term to maturity	26	24

2046	Vehicle type (new/used)	New	Used

2069	Remaining term to maturity	58	53

2071	Remaining term to maturity	48	46

2075	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

2084	Vehicle identification number	1FMJK1HT3MEA28317	1FMJK1HT9MEA30119

2085	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

2090	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

2093	Vehicle type (new/used) Remaining term to maturity	Used 62	<Missing/Unable to Locate> 64

2095	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

2109	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

2110	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

Exhibit 2 to Attachment A

Sample Automobile Loan Contract Number	Sample Characteristic	Preliminary Data File Value	Source Value

2111	Vehicle type (new/used)	Used	<Missing/Unable to Locate>

2113	Vehicle type (new/used)	Used	<Missing/Unable to Locate>